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MESSAGE SENT 8/28/95 17:40:56 11704 TELEX PORT                     EXHIBIT 10.33

MCI TELEX GA 7
78122272+

0040112 2037 08/28

BANKDAM J22272
GA TEXT ?

67325678VB TF
FROM:     SILICON VALLEY BANK
          3003 TASMAN DR.
          SANTA CLARA, CA 95054
          TELEX NO. 6732567

TO:       BANK OF AMERICA
          TOKYO, JAPAN

DATE:     AUGUST 28, 1995

AMOUNT:   USD 150,000.00

TEST

ATTENTION:     LETTERS OF CREDIT DEPT.

PLEASE ADVISE THRU: SUMITOMO BANK LTD., HEAD OFFICE, OSAKA
                    9-6-5 KITAHAMA, CHUO-KU
                    OSAKA, 542 JAPAN

WE ISSUE OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVB95IS0206 FOR USD 150,000.00 (ONE HUNDRED FIFTY THOUSAND AND 00/100 US DOLLARS)
IN FAVOR OF THE BENEFICIARY:

                    MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.
                    CENTRAL P.O. BOX 288
                    OSAKA, 530-91 JAPAN

FOR ACCOUNT OF:     VISTA MEDICAL TECHNOLOGY, INC.
                    2752 LOKER AVENUE WEST
                    CARLSBAD, CA 92008
                    U.S.A.

EXPIRY DATE:   AUGUST 28, 1996 IN JAPAN

AVAILABLE BY NEGOTIATION WITH THE ADVISING BANK BY BENEFICIARY'S DRAFTS DRAWN AT SIGHT ON US MARKED "DRAWN UNDER SILICON VALLEY BANK CREDIT NO. SUB95IS0206 ISSUED ON AUGUST 28, 1995" AND ACCOMPANIED BY DOCUMENTS SPECIFIED BELOW:

1- BENEFICIARY'S SIGNED STATEMENT STATING THAT VISTA MEDICAL TECHNOLOGIES, INC. IS IN DEFAULT OF PAYMENT OF ITS CERTAIN

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     INVOICE(S) WHICH IS/ARE UNPAID AND IS/ARE THIRTY (30) DAYS OR MORE
     OUTSTANDING FROM INVOICE(S) DATE.

2-   COPY(IES) OF ABOVE MENTIONED INVOICE(S) MARKED "UNPAID".

ADDITIONAL CONDITION:
1-   INVOICE(S) DATED PRIOR TO THE DATE OF THIS LETTER OF CREDIT ARE NOT
     ACCEPTABLE.
2-   T.T. REIMBURSEMENT IS NOT ACCEPTABLE.
3- THIS STANDBY LETTER OF CREDIT IS RESTRICTED TO THE ADVISING BANK FOR NEGOTIATION.
4-   ALL CHARGES OUTSIDE U.S.A. ARE FOR BENEFICIARY'S ACCOUNT.

WE HEREBY ENGAGE WITH DRAWERS AND/OR BONAFIDE HOLDERS THAT DRAFT(S) DRAWN UNDER AN NEGOTIATED IN CONFORMANCE WITH THE TERMS AND CONDITIONS OF THE SUBJECT CREDIT WILL BE DULY HONORED ON PRESENTATION.

INSTRUCTION TO THE NEGOTIATING BANK:
1- UPON OUR RECEIPT OF DOCUMENTS IN STRICT CONFORMANCE WITH THE TERMS AND CONDITIONS OF THE SUBJECT LETTER OF CREDIT WE WILL REIMBURSE YOU PER YOUR INSTRUCTION.

2-   ALL DOCUMENTS MUST BE MAILED BY COURIER (DHL) IN ONE LOT TO OUR ADDRESS AT:

                    SILICON VALLEY BANK
                    3003 TASMAN DRIVE
                    SANTA CLARA, CA 95054
                    ATTN:  INT'L DIVISION

EXCEPT AS OTHERWISE STATED HEREIN, THIS CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), ICC PUBLICATION NO. 500.

THIS IS A FULL TEXT CABLE TELEX, NO MAIL CONFIRMATION WILL FOLLOW.

REGARDS
SILICON VALLEY BANK
SANTA CLARA, CA
INT'L DIVISION
TELEX NO. 673257 SVB TF

BANKDAM J22278
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